Exhibit 10.35

SECURITY AGREEMENT

DATA443 RISK MITIGATION, INC.,

AS THE DEBTOR

January 31, 2021

SECURITY AGREEMENT

I

PARTIES

THIS SECURITY AGREEMENT (the “Agreement”) is entered into effective as of the 31st day of January 2021 (the “Effective Date”), by and between DATA443 RISK MITIGATION, INC., a North Carolina corporation (“Debtor”); and, each and all of those persons identified on Exhibit I, attached hereto and incorporated herein by reference, and collectively referred to herein as the “Secured Party”. Debtor and Secured Party are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

II

RECITALS

A. Debtor and Secured Party have concurrently entered into that certain Asset Sale Agreement (the “Sale Agreement”). Capitalized terms not defined herein shall have the same meanings attached to them as in the Sale Agreement.

B. Pursuant to the Sale Agreement, Debtor acquired the Purchased Assets in exchange for adequate and valid consideration, including the Purchase Price, a part of which consisted of three promissory notes in the form attached to the Sale Agreement as Exhibits 4.5(a), (b), and (c), a copy of which is attached hereto as Exhibit II-B (the “Notes”).

C. This Agreement is the “Security Agreement” referred to in Section 1.8 in each of the Notes, and is subject to all terms and conditions of the Notes which are not expressly inconsistent with the terms and conditions hereof.

D. It is a condition precedent to the closing of the transactions contemplated under the Sale Agreement and the Note that Debtor execute and deliver this Agreement.

E. Debtor desires to grant Secured Party a continuing security interest in the Collateral to secure Debtor’s performance under the Sale Agreement, the Notes, and this Agreement (collectively, the “Sales Documents”).

F. NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

III

CREATION OF SECURITY INTEREST

3.1 Grant. Debtor hereby grants to Secured Party a present and continuing security interest (the “Security Interest”) in those assets of Debtor specifically referenced and described in Exhibit 3.1, attached hereto and incorporated herein by reference (the “Collateral”). The Collateral shall specifically be limited to the following:

(a) Each, every, and all of the assets described on Exhibit 3.1, and all replacements, substitutions, accessions, additions, and improvements thereto; and

(b) All proceeds of the Collateral, including but not limited to all accounts, instruments, contract rights, chattel paper, notes, general intangibles, goods, equipment, inventory, deposit accounts, money, and other tangible and intangible property of Debtor resulting from the sale or other disposition of the Collateral or the proceeds thereof, together with all proceeds of insurance relating thereto.

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3.2 Obligations Secured. The Security Interest is granted to secure the timely payment and performance of Debtor’s obligations under the Sales Documents (collectively, the “Obligations”), which Obligations include without limitation payment and performance of Debtor’s obligations under the Notes, and payment and performance of Debtor’s obligations under this Agreement.

IV

DEBTOR’S RETAINED RIGHTS, OBLIGATIONS, WARRANTIES, AND REPRESENTATIONS

4.1 Debtor’s Treatment of Collateral. Debtor warrants, represents, and covenants to Secured Party that so long as any portion of any of the Notes remain outstanding and Secured Party does not consent in writing to the contrary:

(a) Debtor will defend title to the Collateral and the Security Interest of Secured Party therein against the claims and demands of all persons;

(b) Debtor will, at Debtor’s own cost and expense, keep the Collateral in a good state of repair, and maintain the Collateral in the ordinary course of business of the Debtor;

(c) Debtor will not waste, destroy, misuse, abuse, or illegally use the Collateral, or any part thereof, and will not be negligent in the care thereof;

(d) Debtor will keep the Collateral free and clear of all attachments, levies, taxes, liens, purchase money and other security interests, charges and all other encumbrances of every kind and nature (other than liens for taxes not yet due and payable), except as may be required to acquire inventory, supplies and/or replacement equipment;

(e) Debtor will not sell, assign, transfer, lease, exchange, hypothecate or in any way allow or suffer the Collateral, or any part thereof or any right or interest therein, to be transferred or come into the possession of any other person or removed from the Premises, other than (i) in the ordinary course of business of Debtor, or (ii) if relocated to any other facility which is owned or operated by Debtor or any of its affiliates;

(f) Debtor will keep the Collateral insured in accordance with present practice;

(g) Debtor will, at Debtor’s own cost and expense, pay prior to delinquency all taxes or other charges levied against or otherwise respecting the Collateral;

(h) Debtor will, when requested by Secured Party, execute any and all written instruments and documents, and, at Debtor’s sole cost and expense, do any other acts necessary to effectuate the purposes and provisions of this Agreement, including but not limited to executing a Form UCC-1 covering the Collateral; and

(i) Debtor shall not be released from this Agreement because of the loss, injury, or destruction of the Collateral.

4.2 Encumbrances and the Like. Notwithstanding any other provision herein to the contrary, Debtor shall take all reasonably ordinary and necessary measures to ensure that the Debtor does not create or suffer to exist any lien, security interest or other encumbrance or the like after the date of this Agreement in respect to the Collateral, except for (i) liens and taxes not yet due and payable; (ii) those incurred in the ordinary course and scope of its business; and, (iii) those issued in favor of Debtor’s primary lender.

4.3 Retained Rights. Until an Event of Default hereunder, Debtor shall be entitled to retain possession and enjoy the use of the Collateral, subject to the provisions of Section 4.1, hereof.

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4.4 Change of Address. Debtor will immediately notify Secured Party of any change in Debtor’s address.

4.5 Express Waivers. Debtor hereby expressly waives:

(a) Diligence, presentment, protest, demand, and notice of every kind, except as required under the Sales Documents;

(b) The right, if any, to require Secured Party to proceed against any person liable for the payment of any of the Obligations of Debtor as a condition or prior to proceeding under this Agreement; and

(c) The right, if any, to require Secured Party to foreclose upon, sell or otherwise realize upon, collect or apply any other property, real or personal, securing any of the Obligations of Debtor as a condition or prior to proceeding hereunder.

4.6 Insurance. Debtor, at Debtor’s sole cost and expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks ordinarily insured against by owners of similar properties in similar businesses for the full insurable value thereof, and shall maintain business interruption insurance and public liability and property damage insurance relating to Debtor’s ownership and use of Debtor’s other assets. Debtor shall deliver to Secured Party certified copies of all required policies of insurance and, at the request of Secured Party, evidence of the payment of all premiums therefore. To further secure the payment of Debtor’s Obligations, Debtor grants Secured Party a security interest in and to all required policies of insurance (except those of public liability and property damage) and the proceeds thereof covering the Collateral.

4.7 Representations and Warranties Concerning the Business of Debtor. With regard to the business of Debtor, Debtor hereby represents and warrants to Secured Party as follows:

4.7.1. Organization. Debtor is a corporation, duly organized, validly existing, and in good standing under the laws of the State of North Carolina, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Debtor is not violation or default of any of the provisions of its Articles of Incorporation, Bylaws, or other organizational or charter documents. Debtor is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of the Sales Documents; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of Debtor, taken as a whole; or, (iii) a material adverse effect on the ability of Debtor to perform in any material respect on a timely basis its obligations under any of the Sales Documents (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting, or curtailing or seeking to revoke, limit, or curtail such power and authority or qualification.

4.7.2. Execution and Performance of Agreement. Debtor has the requisite right, corporate power, authority, and capacity to enter into, execute, deliver, perform, and carry out the terms and conditions of this Agreement and (i) each of the Sales Documents; and, (ii) all other instruments and agreements executed and delivered by Debtor in connection with this Agreement, as well as all transactions contemplated hereunder. All requisite corporate proceedings have been taken and Debtor has obtained all approvals, consents, and authorizations necessary to authorize the execution, delivery, and performance by Debtor of this Agreement, and each of the Sales Documents to which it is a party. This Agreement has been duly and validly executed and delivered by Debtor and constitutes the valid, binding, and enforceable obligation of Debtor, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law.

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4.7.3. Effect of Agreement. As of the Effective Date the consummation by Debtor of the transactions herein contemplated, including the execution, delivery and consummation of this Agreement and the Sales Documents to which it is a party, will not:

(a) Violate any judgment, statute, law, code, act, order, writ, rule, ordinance, regulation, governmental consent or governmental requirement, or determination or decree of any arbitrator, court, or other governmental agency or administrative body, which now or at any time hereafter may be applicable to and enforceable against the relevant party, work, or activity in question or any part thereof applicable to or binding upon Debtor or any of its assets;

(b) Violate (i) the terms of the Articles of Incorporation or Bylaws of Debtor; or, (ii) any material agreement, contract, mortgage, indenture, bond, bill, note, or other material instrument or writing binding upon Debtor or to which Debtor is subject;

(c) Accelerate or constitute an event entitling the holder of any indebtedness of Debtor to accelerate the maturity of such indebtedness or to increase the rate of interest presently in effect with respect to such indebtedness; or

(d) Result in the breach of, constitute a default under, constitute an event which with notice or lapse of time, or both, would become a default under, or result in the creation of any lien, security interest, charge or encumbrance upon any part of the assets of Debtor or any other assets of Debtor under any agreement, commitment, contract (written or oral) or other instrument to which Debtor is a party, or by which any of its assets (or any part thereof) is bound or affected.

4.7.4. Consents. No consents, approvals or other authorizations or notices, other than those which have been obtained and are in full force and effect, are required by any state or federal regulatory authority or other person or entity in connection with the execution and delivery of the Sales Documents and the performance of any obligations contemplated thereby.

V

RIGHTS OF SECURED PARTY

Secured Party may, jointly or severally, at the discretion of each Secured Party, from time to time, and without notice to Debtor except as otherwise required hereunder, and without affecting the obligations of Debtor:

(a) pay, purchase, contest, compromise or discharge any attachments, levies, taxes, claims, debts, liens, charges, security interests, or encumbrances which, in Secured Party’s judgment, may affect or appear to affect the Collateral or Secured Party’s rights under this Agreement;

(b) pay for the maintenance and preservation of the Collateral, with all amounts advanced by Secured Party under this Article V, together with all costs and expenses, including reasonable attorney fees, shall be repaid by Debtor, together with interest at one percent (1%) per month;

(c) release, renew, extend, or alter the time or terms of payment of any Obligation;

(d) release, surrender, or substitute any property or other security;

(e) accept any type of further security therefore;

(f) demand that Debtor shall, and Debtor shall act to, at the sole expense of Debtor, promptly execute and deliver any and all such further instruments and documents and take such further action as Secured Party Debtor may reasonably deem necessary to obtain the full benefits of the rights and powers herein granted;

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(g) take all action as Secured Party may reasonably deem necessary to obtain the full benefits of the rights and powers herein granted, including but not limited to filing any financing or continuation statements under the UCC or any federal law with respect to the Security Interest granted hereby, executing and filing any mortgage or other agreement, paying any necessary filing fees or taxes, executing any additional agreement, granting any proxy or power, giving any notice, or otherwise; and

(h) file financing statements and continuation statements without the signature of or other authentication by Debtor to the extent permitted by applicable law.

VI

DEFAULT AND ACCELERATION

6.1 Event of Default. An “Event of Default” hereunder shall include the following:

(a) Default by Debtor in the payment or performance of any of the Obligations, which default is not cured within the cure period and in compliance with any other cure requirements, as provided in the Sales Documents underlying the Obligation in default; or

(b) Insolvency, business failure, assignment for the benefit of creditors, the appointment at a receiver or special monitor for Debtor, or the commencement of any bankruptcy or insolvency proceeding by or against Debtor; or

(c) Default by Debtor of any material provision under any of the Sales Documents and not cured within ten (10) days after Debtor’s receipt of written notice from Secured Party identifying the material breach.

6.2 Remedies. Upon a default by Debtor, and at the option of Secured Party, all of Debtor’s Obligations shall become immediately due and payable without notice or demand (except as otherwise required hereunder or under any of the Settlement Documents), and then and thereafter Secured Party shall have all of the rights and remedies of a secured party under the North Carolina Uniform Commercial Code. Secured Party shall have the immediate right to:

(a) Notify all persons indebted to Debtor under leases, trade accounts and other obligations to make all payments solely and directly to Secured Party;

(b) Take and maintain possession of the Collateral and in so doing, alone or with any other person, enter upon the premises where the Collateral may be found or believed by Secured Party to be located. Debtor hereby waives all claims for damages and otherwise, due to, arising from, or connected with any entry upon the premises or any seizure of the Collateral by Secured Party;

(c) Maintain possession and dispose of the Collateral on any premises of Debtor or under Debtor’s control; or

(d) Remove the Collateral or any part thereof to any place Secured Party may desire.

6.3 Acceleration. Upon an Event of Default, all Obligations secured by this Agreement shall immediately become due and payable at the option of Secured Party.

6.4 Remedies. If an Event of Default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it herein, all rights and remedies of a secured party under the applicable provisions of the Uniform Commercial Code as adopted by the State of North Carolina from time-to-time. Debtor shall remain liable for any deficiency if the Collateral is insufficient to pay all amounts to which the Secured Party is entitled hereunder. Each Secured Party hereby agrees that no Secured Party may exercise their rights under this Security Agreement without the concurrence and consent of each other Secured Party.

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6.5 Sale of Collateral. If requested by Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place to be designated by Secured Party. In the event of a sale by Secured Party after an Event of Default by Debtor, the Collateral need not be in view of those present attending the sale, or at the same location at which the sale is being conducted. Secured Party may sell the Collateral in such order, priority, and lots as is commercially reasonable in the opinion of Secured Party. Debtor shall receive all notices of sale required to be given and which cannot be waived by law, all other notices of every type, nature, or kind being hereby expressly waived by Debtor. Any notice required to be given by law shall be conclusively presumed given and received by Debtor when it is mailed, postage prepaid, to Debtor at Debtor’s last business address known to Secured Party. Unless the Collateral is perishable, depreciates rapidly, or is of a type customarily sold on a recognized market, Debtor will be given reasonable notice of the time and place of any public sale, or of the time on or after which any private sale or other intended disposition is to be made. The requirements of reasonable notice shall be met if notice is mailed, postage prepaid, to Debtor at least five (5) days before the time of sale or other disposition. Secured Party may be the purchaser at any public sale of the Collateral.

VII

TERM

This Agreement and the Security Interest created hereunder shall remain in effect until such time as no indebtedness is owing to Secured Party under any of the Notes. Upon payment in full of all of the indebtedness of Debtor under the Notes, this Agreement shall terminate and be of no further force or effect. Debtor shall thereafter be vested with full right and authority, with no further action required of Secured Party, to file a termination statement of the Security Interest (commonly referred to as a Form UCC-2).

VIII

ADDITIONAL PROVISIONS

To the extent not expressly inconsistent with this Agreement, and applying all necessary revisions to apply to this Agreement, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

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IX

EXECUTION

IN WITNESS WHEREOF, this SECURITY AGREEMENT has been duly executed by the Parties in Wake County, North Carolina, and shall be effective as of and on the Effective Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Agreement, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Agreement.

DEBTOR:		SECURED PARTY:

DATA443 RISK MITIGATION, INC.,		HFST, L.L.C.
a North Carolina corporation

BY:		BY:
NAME:	Jason Remillard	NAME:	Howard F. Sklar
TITLE:	President	TITLE:	Manager
DATED:		DATED:

SOMMS, L.L.C.

BY:
		NAME:	Manager
		TITLE:	Independent Executor
DATED:

2020 NOTEHOLDERS, LLC

BY:
		NAME:	Ross P. Barrett
		TITLE:	Manager
DATED:

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EXHIBIT I

SECURED PARTY

HFST, L.L.C.

SOMMS, L.L.C.

2020 Noteholders, LLC

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EXHIBIT II-B

THE NOTES

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EXHIBIT 3.1

COLLATERAL

The Purchased Assets under the Sales Agreement, identified as any and all assets reasonably related to the ArcMail Business, including, without limitation:

(a) All such assets already in the possession of Debtor;

(b) All customers and clients of the ArcMail Business;

(c) All Intellectual Property;

(d) All other intangible rights, including all goodwill associated with the ArcMail Business or the Purchased Assets;

(e) All attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(f) All proceeds of the Collateral, including but not limited to all accounts, instruments, contract rights, chattel paper, notes, general intangibles, goods, equipment, inventory, deposit accounts, money, and other tangible and intangible property of Debtor resulting from the sale or other disposition of the Collateral or the proceeds thereof, together with all proceeds of insurance relating thereto; and

(g) All of Debtor’s books and records, in whatever format, relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

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